HealthSouth

Robert W. Baird & Co.
2009 Growth Stock Conference

Chicago, Illinois
May 14, 2009

Exhibit 99.1

Note Regarding Forward-Looking Statements
The information contained in this presentation includes certain estimates, projections and other forward-
looking information that reflect our current views with respect to future events and financial performance.
These estimates, projections and other forward-looking information are based on assumptions that
HealthSouth believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual results, and those differences may be material.

There can be no assurance that any estimates, projections or forward-looking information will be realized.

All such estimates, projections and forward-looking information speak only as of the date hereof.
HealthSouth undertakes no duty to publicly update or revise the information contained herein.

You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this presentation as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in our Form 10-K for the year ended December 31, 2008, the Form 10-Q for the quarter ended March 31, 2009, and in other documents we previously filed with the SEC, many of which are beyond our control, that may cause actual results to differ materially from the views, beliefs and estimates expressed herein.

Note Regarding Presentation of Non-GAAP Financial Measures
The following presentation includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934. The Appendix at the end of this presentation includes reconciliations of the non-GAAP financial measures found in the following presentation to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. Our Form 8-K, dated May 13, 2009, to which the following presentation slides are attached as Exhibit 99.1, provides further explanation and disclosure regarding our use of non-GAAP financial measures and should be read in conjunction with these presentation slides.

Cautionary Statements

HealthSouth Today

IRH

LTCH

93  Rehabilitation Hospitals and

      Outpatient Departments

  6  Long-Term Acute Care Hospitals

48  Outpatient Satellites

25  Hospital-Based Home
      Health Agencies

Operational Components

Rehabilitation Nursing

Physical Therapy

Occupational Therapy

Speech-Language Therapy

Case Management

Specialized Technology

Major Services

Largest Provider of Inpatient Rehabilitative Healthcare Services in the U.S.

Development Sites

Employees:  ~ 22,000

Corporate Office:  Birmingham, AL

Exchange (Symbol):  NYSE (HLS)

$2,000
$1,500
$1,000
$500
$0
1,839
1,734
475
464
2008
2007
Q109
Q108

107,780
100,738
27,807
26,309
100,000
80,000
60,000
40,000
20,000
0
2008
2007
Q109
Q108

HEALTHSOUTH

Positioned for Growth

+ 2.3%

+ 6.1%

Consolidated Net Operating Revenues

Discharge Volume

+ 5.7%

+ 7.0%

Volume growth drove revenue growth.

$400
$300
$200
$100
$0
341.7
320.5
98.7
89.2
2008
2007
Q109
Q108

$1.00
$0.50
$0.00
-$0.50
-$1.00
$0.75
$(0.63)
$0.39
$0.18
2008
2007
Q109
Q108

HEALTHSOUTH

Positioned for Growth (cont’d)

Adjusted Consolidated EBITDA(1)

+ 10.7%

+ 6.6%

+ 219.0%

+ 116.7%

Adjusted Income (Loss) from
Continuing Operations per Diluted
Share (1)

Adjusted Consolidated EBITDA
growth coupled with deleveraging

drove very strong EPS growth.

(1) Reconciliation to GAAP provided on slides 33  through 36.

Longer term, we will pursue acquisitions of complementary,
post-acute services provided they are accretive to HealthSouth.

5-8+% annual Adjusted Consolidated EBITDA growth

15-20+% annual Adjusted EPS(1) growth

                            Strategy:

To create shareholder value as the preeminent provider of
rehabilitative care in the U.S. by:

Driving organic growth through operational excellence;

Creating a strong balance sheet through deleveraging; and

Pursuing disciplined, opportunistic growth.

(1) Adjusted income from continuing operations per diluted share.

28,000
27,000
26,000
25,000
24,000
23,000
22,000

	Q1	Q2	Q3	Q4
2007	25,639	25,559	24,535	25,005
2008	26,309	26,990	26,827	27,654
2009				

TEAMWORKS
ONE TEAM ONE VISION

✓

✓

▪
–
▪
–
▪
–

HEALTHSOUTH

HealthSouth’s volume growth
outpaced competitors’ in 2008.

Improvement in operating
expenses as % of Net
Revenues (Q109 vs. Q108)

Salaries and Benefits = 49.4%

Improved by 20 bp

Hospital-related exp. = 24.1%

Improved by 80 bp

G&A = 4.6%

Improved by 70 bp

Organic Growth

Projected sustainable discharge growth:  4+% annual

Discharge Volume by Quarter

27,807

Debt Outstanding(1)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$3.40
$2.04
$1.81
$1.73
YE06
YE07
YE08
Mar-09

HEALTHSOUTH

No near-term refinancing

Revolver = 2012

Term Loan = 2013

Bonds = 2014 & 2016

Future deleveraging:

Excess cash from operations

Derivative proceeds

UBS Settlement; net recovery
of ~ $60 million in cash

E&Y and Scrushy litigation
(ongoing)

(1) Credit Agreement limits debt pay down on non–term loan balances. We have the right to buy back non-term loan debt with the discretionary cash available to the Company.

(2) Based on four quarter trailing Adjusted Consolidated EBITDA of $351.2 million; see related debt schedule on slide 30, and reconciliation to GAAP on slides 33 through 36.

  Debt to EBITDA      6.3x           6.3x            5.3x          4.9x(2)

($ Billions)

Year-End  2012  Goal:  3.5x to 4.0x

Deleveraging

Disciplined Growth

Bed expansions:

Approximately 100 beds being added in 2009 and a similar amount in 2010.

Average investment per bed:

Internal renovation = $15 – 45K

New construction = $100 – 250K

Cash pay-back:  2 – 3 years

New hospitals:

(2)

(1) Working with a third party to obtain lease arrangements.

(2) CON is being appealed; operational date may change.

Location

Announced

Type of Investment

Installed Beds

Operational

Date

Mesa, AZ

Oct-08

De novo

(1)

40 Beds

Q309

Loudoun County, VA

Aug-08

De novo

40 Beds

Q210

Marion County, FL

Aug-08

De novo

(1)

40 Beds

Q310

Adjusted Consolidated EBITDA(1)
(Millions)

(1) Reconciliation to GAAP provided on slides 33  through 36.

Quarter-over-quarter improvement driven by:

Increased volumes

          •  Helped to offset 04/01/08 Medicare price roll-back

Lower G&A

Effective management of hospital related expenses

Improved labor productivity

1st Qtr.

1st Qtr.

2009

2008

$

%

98.7

$

89.2

$

9.5

$

10.7%

Change

Adjusted Income per Share

(1) Reconciliation to GAAP provided on slides 33  through 36.

Quarter-over-quarter improvement driven by:

Lower interest expense

Increased volumes

           •  Helped to offset 04/01/08 Medicare price roll-back

Lower G&A

Effective management of hospital related expenses

Improved labor productivity

1st Qtr.

1st Qtr.

(Millions, except per share data)

2009

2008

$

%

Income from continuing operations

attributable to HealthSouth

48.0

$

4.6

$

43.4

$

943.5%

Adjusted income from continuing

operations

(1)

39.8

$

17.0

$

22.8

$

134.1%

Adjusted income from continuing

operations per diluted share

(1)

0.39

$

0.18

$

0.21

$

116.7%

Per Share

Change

Free Cash Flow

(1) Includes capital expenditures for the hospital refresh program.

Year Ended

(Millions)

2008

183.1

$

41.8

$

227.2

$

Incremental income tax expense

(0.3)

(1.4)

(5.0)

Capital expenditures for maintenance

(1)

(7.5)

(8.7)

(37.3)

Net settlements on interest rate swap

(8.5)

(0.2)

(20.7)

Dividends paid on convertible perpetual

preferred stock

(6.5)

(6.5)

(26.0)

Non-recurring items:

UBS settlement proceeds,

less fees to derivative plaintiffs' attorneys

(73.8)

-

-

Income tax refunds

(47.8)

(3.8)

(47.1)

Net cash provided by operating activities of

discontinued operations

-

-

(6.6)

Adjusted free cash flow

38.7

$

21.2

$

84.5

$

Three Months Ended March 31,

Net cash provided by operating activities

2008

2009

Disciplined Use of Cash

Non-Operating Cash

Derivative proceeds

Digital Hospital
proceeds

Tax refunds

De novo’s

Bed
Expansions

Debt
Reduction

Acquisitions/
Consolidations

Adjusted Free
Cash Flow(1)

(Major Focus)

(Opportunistic)

($15-20 million)

(3rd-party
financed)

(1) After maintenance CAPEX of ~ $35 million annually, which includes ~ $5-10 million for infrastructure enhancements.

Healthcare is a Regulated Industry

And has been since Medicare’s inception (1965).

Over the years, successful healthcare providers have been those who have adjusted their business models to adapt to regulatory changes.

Recent regulatory changes affecting inpatient rehabilitation:

2002:  change in reimbursement methodology.

2004:  change in rule governing kinds of patients eligible for treatment.

HealthSouth has a proven track-record of successfully adapting to regulatory changes.

Scale

Infrastructure

Management

Combining payments of multiple providers into a single, “bundled”
payment.

Intended to incentivize providers to cooperate with one another and coordinate care throughout an entire episode.

Typically refers to bundling physician + acute care hospital payments.

Has been proposed before:

Included in President George H.W. Bush's 1992 budget proposal.

June 2008 MedPAC Report set forth recommendations for how Medicare could develop a bundled payment system.

Focused on bundling physician and hospital payments.

Recommended voluntary pilot program to test the feasibility.

Most recently included in a December 2008 CBO report which listed 115
Medicare budget options.

What is “Bundling”?

Why has “Bundling” been Proposed?

“Nearly 18 percent of hospitalization of Medicare beneficiaries resulted in the readmission of patients who had been discharged in the hospital within the last 30 days.  Sometimes the readmission could not have been prevented, but many of these readmissions are avoidable.  To improve this situation, hospitals will receive bundled payments that cover not just the hospitalization, but care from certain post-acute providers the 30 days after the hospitalization, and hospitals with high rates of readmission will be paid less if patients are re-admitted to the hospital within the same 30-day period.”  (Emphasis added)

“The money saved will also be contributed to the reserve fund for healthcare reform.”

                                                                                                        President Obama’s FY 2010 Budget Proposal,
                                                                                                                  Jumpstarting the Economy (February 2009),

                                                                                                        pages 28 and 29

Proposed implementation schedule:

Begin:  FY 2013

Full implementation:  FY 2015

Readmission and Utilization Rates of Post-Acute
Care Providers

Note:  Use of home health care and hospice is based on care that starts within three days of discharge.  Other PAC care starts within one day of discharge.  Home health use includes episodes that overlap an inpatient stay.

Source:  Medicare Payment Advisory Commission, “A Data Book:  Healthcare spending and the Medicare program,” Chart 9-3 (June 2008).

Post-Acute Care

("PAC") Setting

Percent Discharged

from Hospital to

PAC Setting

Percent

Rehospitalized after

Using PAC Setting

Percent Died

in PAC

Setting

Skilled Nursing Facility

17.3%

22.0%

5.4%

Home Health

16.0%

18.1%

0.8%

Long-Term Care Hospital

1.0%

10.0%

15.5%

Inpatient Rehabilitation

3.2%

9.4%

0.4%

Inpatient Psychiatric

0.5%

8.7%

0.4%

Hospice

2.1%

4.5%

82.2%

TOTAL

40.0%

18.0%

6.2%

Senate Finance Committee Policy Option

Senate Finance Committee Policy Option:   Beginning in fiscal year
(FY) 2015, acute IPPS hospital services and post-acute care services occurring or initiated within 30 days after discharge from a hospital would be paid through a bundled payment.

Bundling would be combined with developing a hospital readmission policy.

Bundled payments would not necessarily be made directly to acute care hospitals.

Other entities could receive bundled payments as long as acute care hospitals are involved.

Proposed implementation schedule:

Phase I:  FY 2015 – bundled payments for top 20% of post-acute spending.

Phase II:  FY 2017 – bundled payments for next 30% of post-acute spending.

Phase III:  FY 2019 – bundled payments for all post-acute spending.

Bundling – Can it Work?

1.

Physicians must remain ultimately responsible for deciding patients’
post-acute needs.

2.

Patients must maintain their right to choose where they receive care.

3.

Payments for post-acute care must be appropriate to ensure quality.

4.

Payments for post-acute care must “flow” to actual providers of the care.

5.

Access to post-acute care, especially in rural areas, must be ensured.

6.

Existing, laws, regulations and policies that preclude continuity of post-
acute care must be changed or eliminated.

Six core principals must serve as the foundation for any bundling payment system:

Bundling “Take-Aways”

“Bundling” is not a new concept.

If structured properly, “bundling” could serve as a catalyst for consolidations in the post-acute sector.

Due to high degree of complexities, much study has to be
done to devise a workable system.

HealthSouth will continue to work with the AHA(1) , Federation of American Hospitals, and others to provide input.

If adopted later this year, implementation would not begin for several years:

President’s Budget Proposal:  Begin implementation in FY 2013.

Senate Finance Committee Option:  Begin implementation in FY
2015.

(1) AHA = American Hospital Association

Q209 Initial Observations

Volume:

Through April, continued positive discharge growth.

Pricing:

Quarter-over-quarter comparables similar.

Reminder:  Q208 was first quarter of Medicare pricing roll-back.

Expenses:

Continued focus on cost-effective patient care.

2009 Guidance

(1) Reconciliation to GAAP provided on slides 33 through 36.

(2) Adjusted income from continuing operations per diluted share.

Adjusted Consolidated EBITDA(1)

2009 Range:  $342.0 million to $352.0 million

Expect to be at the higher end of the range

Adjusted Earnings per Share(1)(2)

2009 Range:  $0.85 to $0.90 per share

Expect to be at the higher end of the range

Key Drivers:

Sustainable discharge growth

Bed expansions

New hospitals

Cost-effective, high-quality patient care

Deleveraging

Investment Considerations

Industry Leader:  Attractive industry with good demographics.

Strong Cash Flows:   Flexibility in the use of FCF.

Deleveraging Priority:  Reduce leverage to between 3.5x and 4.0x by
YE 2012.

Solid Organic Growth:  TeamWorks initiative + rigorous expense management.

Opportunistic, disciplined expansion:  Bed expansions and new hospitals coming online over next three years.

Well positioned:  Proven track record of adapting to regulatory changes.

   Goal :  Delivering sustainable shareholder value
                         through 15% – 20+% Adjusted EPS growth.

Appendix and Reconciliations

Revenues (Q1 2009 vs. Q1 2008)

Inpatient revenue growth was driven by strong discharge volumes, offset by the
Medicare price roll-back.

Volume growth was driven by the sustained TeamWorks effort and disciplined development.

Same store discharge growth was 4.8%.

Net patient revenue / discharge was lower in Q109 due to the Medicare price roll-back, offset by higher non-Medicare pricing.

Outpatient revenue declined as a result of 12 fewer outpatient satellites quarter over quarter.

Favorable/

(Unfavorable)

(Millions)

1st Qtr. 2009

1st Qtr. 2008

Change

Inpatient

433.1

$

419.1

$

3.3%

Outpatient and other

42.0

45.1

(6.9%)

Consolidated net operating

475.1

$

464.2

$

2.3%

(Actual Amounts)

Discharges

27,807

26,309

5.7%

Net patient revenue / discharge

15,575

$

15,930

$

(2.2%)

Expenses (Q1 2009 vs. Q1 2008)

Adjustments made to benefit plans are reflected in Q109 results.

Continued progress on labor productivity demonstrated by lower EPOB.

Reduced hospital related expenses as a result of lower costs for TeamWorks.

Lower general and administrative as a result of right sizing the corporate office.

Favorable/

(Unfavorable)

(Millions, except percent)

1st Qtr. 2009

1st Qtr. 2008

Change

Salaries and benefits

234.7

$

230.4

$

(1.9%)

Percent of net operating revenues

49.4%

49.6%

20 bps

EPOB (employee per occupied bed)

3.47

3.53

1.7%

Hospital related expenses

114.6

$

115.8

$

1.0%

(other operating, supplies, occupancy, bad debts)

Percent of net operating revenues

24.1%

24.9%

80 bps

General and administrative

21.8

$

24.8

$

12.1%

(excludes 123(R) compensation)

Percent of net operating revenues

4.6%

5.3%

70 bps

Payment Sources

(1) Medicare Advantage revenues are included in “Managed care and other discount plans.”

2009

2008

Medicare

68.6%

68.2%

Medicaid

2.1%

2.3%

Workers' compensation

1.7%

2.2%

Managed care and other discount plans

(1)

22.2%

21.3%

Other third-party payors

3.2%

3.5%

Patients

0.8%

0.8%

Other income

1.4%

1.7%

Total

100.0%

100.0%

Three Months Ended March 31,

$910.7
$737.5
$16.2
$21.9
$21.2
$20.6
2009
2010
2011
2012
2013
Thereafter

•

•

HEALTHSOUTH

Debt Maturities
(Millions)

$400.0

Undrawn revolver

goes away in 2012

Minimal amortization and no near-term financing risk.

As of March 31, 2009, we were in compliance with the covenants under our
Credit Agreement.

Floating Rate Debt Balances	March 31, 2009		Floating Interest Rate
Advances under $400 million revolving credit facility	$	-	Libor plus 325[(1)]
Term loan facility		757.1	Libor plus 250[(1)]
Floating Rate Senior Notes due 2014		350.6	6 month Libor -
Total	**$**	**1,107.7**	

Swap Settlement	March 2009		March 2010		March 2011	
Notional amount of the interest rate swap	$	1,056.0	$	984.0	$	-
Receive 3 month Libor and pay 5.22% fixed						
Notional amount of the interest rate swap					$	100.0[(2)]
Receive 3 month Libor and pay 2.6% fixed						
Notional amount of the interest rate swap					$	100.0[(2)]
Receive 3 month Libor and pay 2.9% fixed						

HEALTHSOUTH

Interest Rate Swaps
(Millions)

(1) We have the flexibility to peg 1,2,3 or 6 month Libor, or Prime.

(2) Forward-starting interest rate swaps (designated as cash flow hedges).

Debt Schedule

(1) The Company had $90.7 million in cash and cash equivalents as of March 31, 2009.

(2) Credit Agreement limits debt pay down on non–term loan balances.  We have the ability to buy back non-term loan debt with the discretionary cash available to the Company.

(Millions)

Q109 Debt

Reduction

(1)(2)

March 2012

$              -

$           40.0

$              (40.0)

Term loan facility - March 2013

757.1

783.6

(26.5)

Bonds Payable:

8.375%

Senior Notes due 2011

0.3

0.3

-

7.625%

Senior Notes due 2012

1.5

1.5

-

Floating Rate Senior Notes due 2014

350.6

366.0

(15.4)

     (6 month Libor plus 600)

10.75%

Senior Notes due 2016

494.5

494.3

0.2

from 7.9% to 12.9%

12.6

12.8

(0.2)

Capital lease obligations

111.5

114.7

(3.2)

Total

1,728.1

$

1,813.2

$

(85.1)

$

Year-to-date debt reduction

(1)(2)

85.1

$

Debt Balances

December 31,

2008

Notes payable to banks and others at interest rates

Advances under $400 million revolving credit facility,

March 31,

2009

Non-Operating Cash/Tax Position

Cash Refunds

Federal tax recoveries virtually complete.

Approx. $42 million received in Q109.

State tax refunds in progress.

Approx. $6 million received in Q109.

Approx. $8 million net receivable on the
balance sheet March 31, 2009.

Future Cash Tax Payments

Expect to pay about $5-7 million per year of
income tax.

State income tax

Alternative Minimum Tax (AMT)

With over $2.5 billion in NOLs and tax
deductions, we do not expect to pay significant
federal income taxes for approximately the next
10-12 years.

At this time, we do not believe the use of
NOLs will be limited before they expire,
however, no assurances can be
provided.

HealthSouth is not currently subject to an
annual use limitation (AUL) under the Internal
Revenue Service section 382.

If we experienced a “change of ownership” as
defined by the Internal Revenue Service section
382, we would be subject to an AUL which is
equal to the value of the company at the time of
the “change of ownership” multiplied by the
long-term tax exempt rate.

GAAP Considerations

HealthSouth’s balance sheet currently reflects
a valuation allowance for the potential value
of NOLs and future deductions. The valuation
allowance is approximately $1.0 billion.

GAAP tax rate will net to small amount for
foreseeable future as there will be a reduction
in the valuation allowance when NOLs are
utilized.

Outstanding Share Summary

(Millions)

1st Qtr.(4)

2009

1st Qtr.

2008

Year-End(4)

2008

Year-End

2007

Basic shares  outstanding

(2)(3)

87.5

78.9

83.0

78.7

Diluted shares outstanding

(1)(2)(3)

100.9

92.3

96.4

92.0

Basic shares  outstanding

(2)(3)

88.3

79.1

88.0

78.7

Diluted shares outstanding

(1)(2)(3)

101.7

92.5

101.4

92.0

Notes:

Average for the Period

End of Period

(1) The difference between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock.

(2) Does not include warrants issued in connection with a January 2004 loan repaid to Credit Suisse First Boston. In connection with this transaction, we issued warrants to the lender to purchase two million shares of our common stock.
Each warrant has a term of ten years from the date of issuance and an exercise price of $32.50 per share. The warrants were not assumed exercised for dilutive shares outstanding because they were antidilutive in the periods presented.

(3) Does not include approximately 5.0 million shares of common stock and warrants to purchase approximately 8.2 million shares of common stock at a strike price of $41.40 to settle our class action securities litigation. This agreement received final court approval on January 11, 2007. As of March 31, 2009, these shares of common stock and warrants have not been issued and are not included in our basic or diluted common shares outstanding. We expect a ruling before the end of third quarter. If the judgment is affirmed, the distribution would occur in 2009.

(4) Completed an equity offering for 8.8 million shares on June 27, 2008.

(In Millions, Except Per Share Data)	Three Months Ended March 31, 2009	Per Share [3]	Three Months Ended March 31, 2008	Per Share [3]
Net income	$ 53.5	$ 0.61	$ 26.4	$ 0.33
Loss (income) from discontinued operations, net of tax, attributable to HealthSouth	3.1	0.04	(15.2)	(0.19)
Net income attributable to noncontrolling interests	(8.6)	(0.10)	(6.6)	(0.08)
Income from continuing operations attributable to HealthSouth	48.0	0.55	4.6	0.06
Government, class action, and related settlements	(15.9)	(0.18)	(36.4)	(0.46)
Professional fees - accounting, tax, and legal	4.8	0.05	3.6	0.05
Gain on early extinguishment of debt	(1.8)	(0.02)	-	-
Loss on interest rate swap	5.0	0.06	36.6	0.46
Accelerated depreciation of corporate campus	-	-	10.0	0.13
Provision for income tax expense	1.2	0.01	0.1	-
Estimated income tax expense	(1.5)	(0.02)	(1.5)	(0.02)
Adjusted income from continuing operations [1][2]	39.8	0.45	17.0	0.22
Adjustment for dilution [3]		(0.06)		(0.04)
Adjusted income from continuing operations per diluted share [2][3]		$ 0.39		$ 0.18
Estimated income tax expense	1.5		1.5	
Interest expense and amortization of debt discounts and fees	34.4		47.4	
Depreciation and amortization, excluding accelerated depreciation of corporate campus	17.6		19.6	
	93.3		85.5	
Other adjustments per our Credit Agreement:				
Impairment charges related to investments	0.7		-	
Net noncash loss on disposal of assets	1.0		0.1	
Loss on early extinguishment of debt	-		0.3	
Compensation expense under FASB Statement No. 123(R)	3.7		3.3	
Adjusted Consolidated EBITDA [1][2][4]	$ 98.7		$ 89.2	
Basic weighted average common shares outstanding		87.5		78.9
Diluted weighted average common shares		100.9		92.3

HEALTHSOUTH

First Quarter Reconciliation of Net Income to Adjusted Income from Continuing Operations and Adjusted Consolidated EBITDA (1)(3)

Full Year Reconciliation of Net Income to Adjusted Income (Loss) from Continuing
Operations and Adjusted Consolidated EBITDA (1)(3)

(In Millions, Except Per Share Data)

Per Share

(2)

Per Share

(2)

Net income

$

281.8

3.40

$

$

718.7

9.13

$

Income from discontinued operations, net of tax, attributable to HealthSouth

(16.9)

(0.20)

(454.9)

(5.78)

Net income attributable to noncontrolling interests

(29.4)

(0.35)

(65.3)

(0.83)

Income from continuing operations attributable to HealthSouth

235.5

2.84

198.5

2.52

Gain on UBS Settlement

(121.3)

(1.46)

-

-

Government, class action, and related settlements

(67.2)

(0.81)

(2.8)

(0.04)

Professional fees - accounting, tax, and legal

44.4

0.53

51.6

0.66

Loss on interest rate swap

55.7

0.67

30.4

0.39

Accelerated depreciation of corporate campus

10.0

0.12

-

-

Gain on sale of investment in Source Medical

-

-

(8.6)

(0.11)

Interest associated with UBS Settlement

(9.4)

(0.11)

-

-

Provision for income tax benefit

(70.1)

(0.84)

(322.4)

(4.10)

Estimated income tax expense

(5.0)

(0.06)

(5.0)

(0.06)

Adjusted income from continuing operations

(1)(3)

               72.6

              0.87

           (58.3)

           (0.74)

Adjustment for dilution

(2)

(0.12)

0.11

Adjusted income from continuing operations per diluted share

(2)(3)

$           0.75

$        (0.63)

Estimated income tax expense

5.0

5.0

Interest expense and amortization of debt discounts and fees,

excluding interest associated with the UBS Settlement

168.9

229.4

Depreciation and amortization, excluding accelerated depreciation of corporate campus

73.2

75.7

319.7

251.8

Other adjustments per our Credit Agreement:

Impairment charges, including investments

2.4

15.1

Net noncash loss on disposal of assets

2.0

5.9

Loss on early extinguishment of debt

5.9

28.2

Gain on sale of investment in Source Medical

-

8.6

Compensation expense under FASB Statement No. 123(R)

11.7

10.6

Other

-

0.3

Adjusted Consolidated EBITDA

(1)(3)(4)

$

341.7

320.5

Weighted average common shares outstanding:

Basic

83.0

78.7

Diluted

96.4

92.0

2008

2007

Year Ended December 31,

Three Months Ended March 31,	
	2009	2008
Adjusted Consolidated EBITDA	**$ 98.7**	**$ 89.2**
Provision for doubtful accounts	7.9	7.8
Professional fees—accounting, tax, and legal	(4.8)	(3.6)
Interest expense and amortization of debt discounts and fees	(34.4)	(47.4)
UBS Settlement proceeds, gross	100.0	-
Equity in net income of nonconsolidated affiliates	(2.5)	(2.4)
Net income attributable to noncontrolling interests	8.6	6.6
Amortization of debt discounts and fees	1.6	1.6
Distributions from consolidated affiliates	1.5	2.2
Current portion of income tax benefit	0.3	0.7
Change in assets and liabilities	8.5	(4.6)
Change in government, class action, and related settlements	(1.7)	(7.3)
Other operating cash used in discontinued operations	(0.2)	(1.5)
Other	(0.4)	0.5
Net cash provided by operating activities	**$ 183.1**	**$ 41.8**

HEALTHSOUTH

First Quarter Reconciliation of Adjusted Consolidated EBITDA(1) to Net Cash Provided by
Operating Activities

Reconciliation Notes

1.

Adjusted income (loss) from continuing operations and Adjusted Consolidated EBITDA are non-GAAP financial measures. Management and some members of the investment community utilize adjusted income from continuing operations as a financial measure and Adjusted Consolidated EBITDA as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating these adjusted measures, the reader should be aware that in the future HealthSouth may incur expenses similar to the adjustments set forth above.

2.

Per share amounts are based on basic weighted average common shares outstanding for all amounts except adjusted income (loss) from continuing operations per diluted share, which is based on diluted weighted average shares outstanding. The difference in shares between the basic and diluted shares outstanding is primarily related to our convertible perpetual preferred stock. Per share amounts do not include 5.0 million shares not yet issued under the securities litigation settlement. The calculation of adjusted loss from continuing operations per diluted share ignores the antidilutive impact in 2007.

3.

Adjusted income (loss) from continuing operations per diluted share and Adjusted
Consolidated EBITDA are two components of our guidance.

4.

The Company’s Credit Agreement allows certain other items to be added to arrive at
Adjusted Consolidated EBITDA, and there may be certain other deductions required.